Form N-SAR

Sub-Item 77Q1(e)
Copies of New or Amended Registrant Investment Advisory Contracts
333-33978, 811-09885

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Growth Fund is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Capital Appreciation Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Mid Cap Growth Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Growth and Income Fund is incorporated herein by reference to Exhibit 4(ll) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Core Equity Fund is incorporated herein by reference to Exhibit 4(mm) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Balanced Fund is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Worldwide Fund is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser International Growth Fund is incorporated herein by reference to Exhibit 4(pp) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Foreign Stock Fund is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Small Company Value Fund is incorporated herein by reference to Exhibit 4(ss) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Risk-Managed Growth Fund is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Risk-Managed Core Fund is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Flexible Income Fund is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement for Janus Adviser Small Company Value Fund is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement for Janus Adviser Risk-Managed Growth Fund is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).